UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2019

WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36589	74-2781950
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WHLM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)       Montgomery Coscia Greilich LLP (“MCG”) served as the principal accountant to audit the financial statements of Wilhelmina International, Inc. (the “Company”) for the fiscal year ending December 31, 2018. Effective June 1, 2019, MCG’s audit practice was combined with Baker Tilly Virchow Krause, LLP (“Baker Tilly”). In connection with such transaction, MCG has declined to serve as the principal accountant to audit the financial statements of the Company for the fiscal year ending December 31, 2019.

During the two most recent fiscal years ended December 31, 2018, and the subsequent interim period preceding June 1, 2019, there were no (i) disagreements with MCG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to MCG’s satisfaction would have caused MCG to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. MCG’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided MCG with a copy of the disclosures contained in this Form 8-K and has requested that MCG furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether MCG agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of MCG’s letter concurring with the statements contained herein is attached as Exhibit 16.1 to this Form 8-K.

(b)       On June 6, 2019, the Audit Committee of the Company engaged Baker Tilly as the principal accountant to audit the Company’s financial statements for the fiscal years ending December 31, 2019, 2020, and 2021. During the two most recent fiscal years ended December 31, 2018 and 2017, and through the subsequent interim period preceding such engagement, the Company did not consult with Baker Tilly regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on June 4, 2018. Of the 5,185,440 shares of common stock of the Company entitled to vote at the meeting, 4,175,677 shares were represented at the Annual Meeting in person or by proxy.

Proposal No. 1 – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Against Or Withheld	Abstentions and Broker Non-Votes
Mark E. Schwarz	2,733,450	10,962	1,431,265
Clinton J. Coleman	2,500,428	243,984	1,431,265
James A. Dvorak	2,500,489	243,923	1,431,265
Horst Dieter-Esch	2,733,388	11,024	1,431,265
Mark E. Pape	2,500,428	243,984	1,431,265
James C. Roddey	2,500,428	243,984	1,431,265
Jeffrey R. Utz	2,501,557	242,855	1,431,265

Proposal No. 2 – Say-On-Pay Resolution

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s 2019 Proxy Statement, including the compensation tables and narrative discussion.”

At the Annual Meeting, 2,730,393 shares were voted in favor of the Say-On-Pay Resolution; 11,628 shares were voted against the Say-On-Pay Resolution; 2,391 shares abstained from voting; and there were 1,431,265 broker non-votes on the Say-On-Pay Resolution.

Proposal No. 3 – Say-On-Frequency Proposal

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following Say-On-Frequency Proposal:

“PROPOSED, that the frequency with which the Company shall submit to its shareholders for an advisory vote a resolution approving the compensation of its named executive officers shall be either (select one): (i) every year; (ii) every two years; or (iii) every three years.”

With respect to the Say-On-Frequency Proposal, 2,738,271 shares were voted in favor of “Every Year;” 219 shares were voted in favor of “Every Two Years;” and 3,128 shares were voted in favor of “Every Three Years.”

Proposal No. 4 - Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders were also asked to ratify the selection of MCG as the independent auditors of the Company for fiscal 2019. At the Annual Meeting, 4,130,125 shares were voted in favor of ratifying the selection of MCG; 21,918 shares were voted against ratifying the selection of MCG; and 23,634 shares abstained from voting on ratifying the appointment of MCG.

See Item 4.01, above.

Other Matters

No other matters were voted on at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

16.1	Montgomery Coscia Greilich LLP letter dated June 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 6, 2019	WILHELMINA INTERNATIONAL, INC.

	By:	/s/ James A. McCarthy
		Name:	James A. McCarthy
		Title:	Chief Financial Officer